UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2019

ARROW ELECTRONICS INC
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 EAST DRY CREEK ROAD, CENTENNIAL, COLORADO  80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 15, 2019, Arrow Electronics, Inc. (the “Company”) issued a press release to investors revising its guidance for its second fiscal quarter ending June 29, 2019. A copy of the press release is attached hereto as Exhibit (99.1).

The information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

  ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

The information set forth in Item 2.06, Material Impairments, is hereby incorporated into this Item 2.05 by reference.

  ITEM 2.06 MATERIAL IMPAIRMENTS

On July 11, 2019, the Company elected to initiate actions to close the Company’s personal computer and mobility asset disposition business, whose past results have been included as part of the global components business, in the United States and most other countries in which this business operates. The Company initiated the process of making its employees aware of the decision beginning on July 15, 2019. The Company is also proposing to close this business in Sweden, Belgium, and the United Kingdom but will start the consultative process with employees’ representatives.

As a result of winding down the personal computer and mobility asset disposition business, the Company expects to incur charges of approximately $115 million. These charges will be incurred primarily in the second quarter of its fiscal year 2019, with the remaining amounts being incurred throughout the second half of 2019 and first half of 2020. The charges include an estimated $75 million non-cash impairment of certain long-lived and intangible assets and an estimated $40 million future cash expenditures primarily related to personnel and other exit and disposal costs. The Company expects that operations will cease and the remaining wind down of the personal computer and mobility asset disposition business will be substantially complete by the end of 2019.

In addition, based in part on the Company's downward revision of forecasted future earnings disclosed in Item 2.02 of this filing and the decision to wind down the Company's personal computer and mobility asset disposition business, the Company conducted an interim goodwill impairment analysis related to the Americas components and Asia-Pacific components reporting units. As a result of the impairment analysis, the Company expects to record a non-cash goodwill impairment charge of approximately $570 million in the second quarter of its fiscal year 2019. The company is in the process of finalizing the impairment analysis and expects to provide a completed analysis in the form 10-Q filing for the second quarter of 2019. Additionally, the company expects to record a non-cash trade name impairment charge of $46 million in connection with an initiative to further integrate two global components businesses.

The Company has also initiated separate and distinct actions to reduce its annual operating expenses, which are expected to generate approximately $130 million in annualized cost savings. Substantially all of these actions will the completed by the end of 2019. The Company expects to recognize approximately $45 million in cash severance costs as well as approximately $4 million in other non-cash asset impairments and approximately $10 million in cash contract termination costs. Substantially all of the severance, assets impairments, and termination costs are expected to be recognized in the third quarter of 2019.

The company expects to record a non-cash charge of $20 million in the second quarter of 2019 related to a subset of inventory held by its digital business within global components. The company has made the decision to narrow its digital inventory offerings. The company will dispose of its existing inventory of these products and does not expect to fully realize their carrying values.

The company expects to record a non-cash charge of $16 million in the second quarter of 2019 related to the receivables and inventory of its financing solutions business within global components. This business provided financing in the form of notes to start-ups as a strategy to capture new business opportunities. The company has decided that it will no longer provide notes to its components customers. The company expects that this decision will adversely impact the ability of the customers to repay their notes and trade receivables. Accordingly, the company has recorded reserves on the receivables and on customer specific inventory for which the company has no alternative use.

Information Relating to Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: industry conditions, the company’s implementation of its new enterprise resource planning system, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, the effects of additional actions taken to become more efficient or lower costs, risks related to the integration of acquired businesses, changes in legal and regulatory matters, the company’s ability to generate additional cash flow, uncertainty regarding the impact of the company’s discontinued operations at its personal computer and mobility asset disposition business and uncertainty regarding the company’s ability to achieve expected cost savings under its cost reduction program and the impact of the cost reduction program on the company’s business and operations.

Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” the negative thereof or other variations thereon and similar expressions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company has based these forward-looking statements on its current expectations, assumptions, estimates and projections and undertakes no obligation to update publicly or revise any of the forward-looking statements.

For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS

99.1 Earnings press release dated July 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	July 15, 2019	By:	/s/ Lily Hughes

		Name:	Lily Hughes
		Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Arrow Electronics, Inc., dated July 15, 2019.